SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

[(Amendment No. ___)]

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to ss.240.14a-11(c) orss.240.14a-12

RADIO UNICA COMMUNICATIONS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]     No fee required
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        (1)        Title of each class of securities to which transaction applies:
        (2)       Aggregate number of securities to which transaction applies:
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                    011 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)        Proposed maximum aggregate value of transaction:
        (5)         Total fee paid:

[ ]	Fee previously paid with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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RADIO UNICA COMMUNICATIONS CORP.

Notice of Annual Meeting of Stockholders
to be held June 20, 2000

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Radio Unica Communications Corp. (the “Company”) will be held at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York, on June 20, 2000 at 9:00 in the morning for the following purposes:

        1.        To elect eight (8) Directors.

        2.        To approve the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

        3.        To transact such other business as may properly come before the meeting, or any adjournment thereof.

        Stockholders of record at the close of business on April 23, 2000, shall be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors

Steven E. Dawson
Secretary

Dated:    April 28, 2000
              Miami, Florida

     IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

RADIO UNICA COMMUNICATIONS CORP.
8400 N.W. 52nd Street, Suite101
Miami, Florida 33166

PROXY STATEMENT

        The accompanying Proxy is solicited by the Board of Directors of Radio Unica Communications Corp., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York, on June 20, 2000, at 9:00 in the morning, or any adjournment thereof, at which stockholders of record at the close of business on April 23, 2000 shall be entitled to vote. The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its Directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

        There is being mailed herewith to each stockholder of record the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 1999. It is intended that this Proxy Statement and form of Proxy will first be sent or given to stockholders on or about April 28, 2000.The Company will provide without charge to each of its stockholders, on written request of such stockholders, a copy of its Annual Report on Form 10-K for the year ended December 31, 1999. Written requests for such Form 10-K should be sent to Investor Relations, Radio Unica Communications Corp., 8400 N.W. 52nd Street, Suite 101, Miami, Florida 33166. Additionally, a copy of our Annual Report on Form 10-K is available for download at our web site www.radiounica.com.

        Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company). The powers of the proxy holders will be suspended if the person executing the proxy attends the Meeting in person and so requests. Attendance at the Meeting will not, in itself, constitute revocation of a previously granted proxy.

        If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote FOR the slate of nominees proposed by the Board of Directors, FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending December 31, 2000 and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion.

        Pursuant to the By-laws, the Board of Directors has fixed April 23, 2000 as the time and date for the determination of stockholders entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter. On April 23, 2000, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the meeting 21,152,535 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held by such holder. The presence at the Meeting, in person or by proxy, of holders representing a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. In accordance with Delaware law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Directors shall be elected by a plurality of votes present or represented by proxy and entitled to vote at the Meeting. All other items on the agenda must receive the affirmative vote of a majority of the shares voted at the meeting in order to pass. Abstentions are counted in the calculation of the votes cast with respect to any of the matters submitted to a vote of stockholders, whereas broker non-votes are not counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders.

        It is expected that the following business will be considered at the meeting and action taken thereon:

1.   ELECTION OF DIRECTORS

        Pursuant to the By-Laws of the Company, the number of Directors of the Company has been set at eight members. It is proposed to elect eight Directors at this Meeting to hold office for a one year term until the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualify. It is intended that the accompanying form of Proxy will be voted for the nominees set forth below, each of whom is presently a Director of the Company. If some unexpected occurrence should make necessary, in the Board of Directors’ judgment, the substitution of some other person or persons for any of the nominees, shares will be voted for such other person or persons as the Board of Directors may select. The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a Director. The following table sets forth certain information with respect to the nominees.

NOMINEES FOR ELECTION

                                              Principal Occupation and                     Served as a Director
   Name                   Age                       Positions Held                                    Since
   ----                   ---               -------------------------------                           -----

Joaquin F. Blaya           54    Chairman of the Board and Chief Executive Officer                   1997

Jose C. Cancela            42    President and Director

Steven E. Dawson           36    Chief  Financial   Officer,   Executive  Vice  President,           1997
                                 Secretary and Director

Andrew C. Goldman          52    Executive Vice President, Business Affairs and Director             1997

John D. Santoleri          36    Director                                                            1997

Sidney Lapidus             62    Director                                                            1997

Leonard S. Coleman Jr.     51    Director                                                            1999

Richard Dillon             66    Director                                                            1999

        Joaquin F. Blaya. Mr. Blaya has been Chairman of the Board of Directors and Chief Executive Officer of the Company since August 1997. From 1995 through 1996, Mr. Blaya served as the President of Solomon International Latino, the Latin American division of Solomon International Enterprises, an international telecommunications company. From 1992 through 1995, Mr. Blaya was the President, Chief Executive Officer and a member of the Board of Directors of Telemundo, a U.S. Spanish-language television network. Prior to that, Mr. Blaya was employed by Univision since 1971 in various positions, the latest being President and a member of Univision’s Board of Directors.

        Jose C. Cancela.Mr. Cancela has been President of the Company since September 1998. He initially joined the Company in July 1998 serving as President, Network. From 1992 through 1998, Mr. Cancela served as Executive Vice President of Telemundo, responsible for the overall management of Telemundo's owned and operated television stations in Puerto Rico and Miami. From 1990 to 1992, Mr. Cancela was the Vice President of the Univision Southwest Station Group.

        Steven E. Dawson. Mr. Dawson has been Chief Financial Officer, Executive Vice President, Secretary and a Director of the Company since August 1997. From 1991 through 1997, Mr. Dawson was employed by Telemundo in several positions, the most recent being Vice President, Finance and Controller. Prior to that, Mr. Dawson was employed at Coopers & Lybrand since 1986. Mr. Dawson is a Certified Public Accountant.

        Andrew C. Goldman. Mr. Goldman has been a Director and Executive Vice President, Business Affairs of the Company since August 1997. Mr. Goldman served in different capacities for Univision from 1981 to 1993 including as Executive Vice President and President of Galavision. Prior to joining Univision, Mr. Goldman was the Senior Vice President of Marketing at Teleprompter Corporation. Mr. Goldman has served as President and Director of Cable Television Administration and Marketing Society (CTAM), and as Founder and Director of the Cable Advertising Bureau (CAB).

        John D. Santoleri. Mr. Santoleri has been a Director of the Company since August 1997. Mr. Santoleri is a Managing Director and a member of E.M. Warburg, Pincus & Co., LLC ("Warburg") where he has been employed since 1989. Warburg is the managing entity of Warburg, Pincus Ventures, L.P., the Company's controlling stockholder. Prior to joining Warburg, he was a Vice President of The Harlan Company, a New York-based real estate consulting and investment banking boutique. Mr. Santoleri is a director of Cephren, Inc., Inslogic, Inc., Radiowave.com, Seicky Networks, Inc. and Tradiant, Inc. He also serves on the board of directors of The Children for Children Foundation and is a member of the stewardship committee of St. James' Church in Manhattan.

        Sidney Lapidus. Mr. Lapidus, a Director of the Company since August 1997, is a Managing Director and a member of Warburg, where he has been employed since 1967. Mr. Lapidus is also a director of Caribiner International, Inc., Grubb & Ellis Company, Information Holdings Inc., Journal Register Company, Lennar Corp. and several private companies.

        Leonard S. Coleman. Mr. Coleman, a Director of the Company since November 18, 1999, has served as Senior Advisor to Major League Baseball since November 1999, when he resigned as President, National League, Major League Baseball. He had served in that position since March 1994. He served as Executive Director, Market Development, Major League Baseball from December 1991 to March 1994, and served as a Vice President, Kidder, Peabody & Company from 1988 to 1991. Mr. Coleman previously served in the New Jersey government cabinet as Commissioner of Energy and as Commissioner of the New Jersey Department of Community Affairs. Mr. Coleman is a director of Omnicom, New Jersey Resources, Owens Corning, Avis Rent A Car, Incorporated, Cendant Corporation and H.J. Heinz Corporation.

        Richard Dillon. Mr. Dillon, a Director of the Company since November 18, 1999, has been a consultant to Dillon Allman & Partners, an advertising agency that specializes in the healthcare industry, since January 1999. Prior thereto, Mr. Dillon founded Mendoza Dillon, an advertising agency specializing in the U.S. Hispanic market in 1976. Prior to establishing his company, Mr. Dillon was President of Johnson & Johnson, Mexico, and held senior marketing and management positions with General Foods in the U.S. and Mexico. He also served as President of Squibb Beechnut Life Savers, Canada.

        The Company’s Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee. The functions of the Audit Committee (which consists of Messrs. Santoleri, Coleman and Dillon) include recommending to the Board of Directors the engaging and discharging of the independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, reviewing the independence of the independent auditors, including the range of audit and non-audit fees, and reviewing the adequacy of the Company’s system of internal accounting controls. The functions of the Compensation Committee (which consists of Messrs. Santoleri, Coleman and Dillon) include determining compensation for the Company’s executive officers and administering the Company’s Stock Option Plan.

        In the fiscal year ended December 31, 1999, there were six meetings of the Board of Directors, no meetings of the Audit Committee and no meetings of the Compensation Committee. Each Director of the Company attended in excess of 75% of the total number of meetings of the Board of Directors and committees thereof.

Compensation of Directors

        The Company pays its directors (who are not officers of the Company or affiliated with Warburg) a per meeting fee of $2,000 (for each directors’ meeting attended), and each such director is reimbursed for expenses incurred in attending meetings.

Executive Compensation

        The following table sets forth certain information regarding compensation paid by the Company to its Chief Executive Officer and to each of the four other most highly compensated executive officers of the Company whose salary and bonus for 1999 exceeded $100,000:

SUMMARY COMPENSATION TABLE
                                                                                        Long Term
                                                       Annual Compensation             Compensation
                                             --------------------------------------    --------------
                                                                         Other
                                                                          Annual          Stock          All Other
                                               Salary       Bonus      Compensation      Options      Compensation(1)
Name and Principal Position       Year           $            $             $               #                $
--------------------------------- ---------- ----------- ------------ --------------- --------------- -----------------
Joaquin F. Blaya                  1999        500,000        --             --           320,000           5,000
Chief Executive Officer           1998        350,000      160,000          --           905,347           5,000
                                  1997        145,834        --             --              --             4,375

Jose C. Cancela                   1999        350,000        --             --           133,333           5,000
President                         1998        168,500        --             --           275,900            438
                                  1997           --          --             --              --               --

Steven E. Dawson                  1999        225,000        --             --           124,444           4,698
Chief Financial Officer           1998        200,000        --             --           275,900           4,006
                                  1997         88,667        --             --              --             2,065

Blaine R. Decker                  1999        150,000      65,174           --            18,000           2,250
Executive Vice President          1998        150,000      15,267           --           130,510             --
                                  1997         52,500        --             --              --               --

Andrew C. Goldman                 1999        180,000        --             --            30,000             --
Executive Vice President          1998        129,186        --             --           290,057             --
                                  1997         50,019        --             --              --               --

(1)     Consists of contributions under a 401(k) Plan.

Options Granted

        The table below shows information regarding the grant of stock options made to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 1999. The amounts shown for each officer as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation over the term of the options. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company’s Common Stock. There is no assurance that such potential realizable values will be achieved.

OPTION GRANTS IN THE LAST FISCAL YEAR

                               Individual Grants
                               -----------------
                                                                                                 Grant Date
                                         % Grants to       Exercise                               Value (1)
                            Number           All          Price per       Expiration             Grant Date
         Name               Granted       Employees       Share ($)          Date               Present Value
         ----               -------       ---------       ---------      ------------        ----------------

Joaquin F. Blaya            320,000         16.7%           $16.00         10/18/09              $1,981,844
Jose C. Cancela             133,333          6.9%           $16.00         10/18/09               $825,126
Steven E. Dawson            124,444          6.5%           $16.00         10/18/09               $770,270
Blaine R. Decker             18,000           <1%           $16.00         10/18/09               $111,697
Andrew C. Goldman            30,000          1.6%           $16.00         10/18/09               $187,628

(1)	The grant date present value per option was calculated using a modified Black-Scholes American Option Pricing Model. Assumptions underlying the Black-Scholes valuation were as follows:
1-	Expected Time to Exercise = 5 years;
2-	Expected Dividend Yield = none;
3-	Risk-free rate of return = 6.50%, based on grant date U.S. government bond interest rates reported by the U.S. Federal Reserve;
4-	Expected Volatility = 13%;
5-

The Black-Scholes options valuation model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because changes in the subjective input assumptions can materially affect the fair value estimate, the existing models, in management's opinion, do not necessarily provide a reliable single measure of the fair value of the Company's stock options.

        The table below sets forth information for the executive officers named in the Summary Compensation Table concerning option exercises during 1999 and outstanding options at December 31, 1999.

AGGREGATED OPTION/SAR EXERCISES IN 1999 AND
DECEMBER 31, 1999 OPTION/SAR VALUES
                                                           Number of Securities
                            Shares                        Underlying Unexercised       Value of Unexercised in-the-
                          Acquired on      Value             Options/SARs at              Money Options/SARs at
     Name                 Exercise(#)   Realized($)        December 31, 1999(#)            December 31, 1999($)
----------------         ------------  -------------   ----------------------------       ----------------------------
                                                       Exercisable    Unexercisable    Exercisable    Unexercisable
                                                       -----------    -------------    -----------    -------------

Joaquin F. Blaya              --             --          842,595         382,752       $23,893,909      $5,931,995
Jose C. Cancela               --             --          260,400         148,333         7,410,395      2,164,504
Steven E. Dawson              --             --          260,400         139,944         7,410,395      2,050,014
Blaine R. Decker              --             --          115,010         33,500          3,211,089       679,015
Andrew C. Goldman             --             --          284,803         35,254          8,111,199       537,978

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee have no interlocking relationships as defined under SEC regulations.

Compensation Committee Report on Executive Compensation

        The Compensation Committee, which consists entirely of Directors who are not employees of the Company, will review and approve all renumeration arrangements for the Company’s executive officers and Directors, and will review and approve compensation plans in which executive officers are eligible to participate. The Compensation Committee presently consists of Messrs. Santoleri, Coleman and Dillon. The Company’s philosophy for compensating executive officers is designed to attract, reward, motivate and retain key executives who are capable of achieving the Company’s objectives.

        The Company’s compensation program for executive officers consists of the following key elements: salary based on individual performance and contributions to the Company; an annual bonus that is directly related to the performance of the executive’s business unit and the Company as a whole; and grants of stock options designed to motivate individuals to enhance the long-term value of the Company’s stock. The amount of compensation to be paid to an executive officer is based on the Committee’s subjective analysis of each individual’s performance, contributions and responsibilities. The Committee did not use any specific qualitative or quantitative measures or factors in assessing individual performance.

        The grant of bonuses to executive officers is entirely discretionary. Mr. Blaya makes his recommendations to the Committee for each of the other executive officers based on his perception of the individual’s performance, responsibility and functions and how his performance may have contributed to the Company’s performance.

        The Company has the Stock Option Plan (the “Plan”) which is designed to link the interests of the executive officers with the Company’s stockholders and provide such executives with an equity interest in the Company. The options are designed to enhance stockholder values by benefiting executives only if other stockholders of the Company also benefit. The purpose of the Plan is to encourage executives and others to acquire a larger stock ownership and proprietary interest in the Company and thereby stimulate the active interest of such persons in the development and financial success of the Company. All options granted in 1999 were granted at the fair market value of the Company’s Common Stock on the date of grant. The number of options that the Committee grants to executive officers, including Mr. Blaya, is based on individual performance and level of responsibility. Stock options were the only long-term incentives granted to executive officers in 1999. Since stock options are tied to future performance of the Company’s Common Stock, they will provide value only if the price of the Company’s Common Stock exceeds the exercise price of the options.

        The Chief Executive Officer’s compensation for 1999 was based on the same performance and other criteria as summarized in the preceding paragraphs relative to all executive officers.

        In 1993 the tax laws were amended to limit the deduction a publicly held company is allowed for compensation paid to the chief executive officer and the four other most highly compensated executive officers. Generally, amounts paid in excess of $1 million, other than performance-based compensation, may not be deducted. In order to be considered performance-based compensation, one of the criteria imposed by the tax law is that the plan relating to such compensation must be approved by a company’s stockholders. The Committee will continue to evaluate maximizing the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate executive officers.

The Compensation Committee
John D. Santoleri
Leonard S. Coleman
Richard Dillon

Stockholder Return Performance Presentation

        The following line graph sets forth for the period October 19, 1999, the date on which the trading of the Company’s Common Stock commenced, through December 31, 1999, a comparison of the percentage change in the cumulative total stockholder return on the Company’s Common Stock compared to the Standard & Poor’s 500 Index and the Standard & Poor’s Broadcasting Index for TV, Radio and Cable.

        The graph assumes that the shares of the Company’s Common Stock were bought at the initial public offering price of $16.00 per share and that the value of the investment in each of the Company’s Common Stock and the indices was $100 at the beginning of the period. The graph further assumes the reinvestment of dividends.

        The stock price performance shown on the graph below is not necessarily indicative of future price performance.

RADIO UNICA COMMUNICATIONS CORP.
TOTAL RETURN PERFORMANCE

[OBJECT OMITTED]

Total Return To Shareholder's
(Dividends reinvested monthly)

                                                Base
                                               Period
Company / Index                                19-Oct-99       Dec 99

RADIO UNICA COMMUNICATIONS                       100          180.47
S&P 500 COMP                                     100          117.41
BRDCAST(TV,RADIO,CABLE)-                         100          129.57
     S&P 500

Security Ownership of Certain Beneficial Owners and Management

        As of March 31, 2000, to the knowledge of the Company, the following is a schedule of all persons who beneficially owned more than 5% of the outstanding stock of the Company:

                                            Number of Shares         Percent
Name and Address                           Beneficially Owned        of Stock
----------------                           ------------------        --------

Warburg, Pincus Ventures, L.P.(1)              12,841,611             60.7%
466 Lexington Avenue
New York, New York 10017
(1)

The sole general partner of Warburg, Pincus Ventures is Warburg, Pincus & Co. ("WP"), a New York general partnership. E.M. Warburg, Pincus & Co., LLC ("Warburg") manages Warburg, Pincus Ventures. The members of Warburg are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of Warburg and may be deemed to control both entities. Mr. Lapidus and Mr. Santoleri are each Managing Directors and members of Warburg and general partners of WP. As such, Mr. Lapidus and Mr. Santoleri may each be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by Warburg, Pincus Ventures.

        The following table sets forth information concerning the security ownership of directors and executive officers as of March 31, 2000.

                                              Number of Shares          Percent
Name                                         Beneficially Owned        of Stock
----                                         ------------------        --------

Joaquin F. Blaya  (1)                               935,790               4.3
Jose C. Cancela  (2)                                275,409               1.3
Steven E. Dawson  (2)                               281,837               1.3
Blaine R. Decker  (3)                               119,210                *
Andrew C. Goldman  (4)                              323,728               1.5
Sidney Lapidus                                            0                *
John D. Santoleri                                         0                *
Leonard S. Coleman                                    2,000                *
Richard Dillon                                            0                *
Directors and Executive
officers as a group (5)
(12 persons)                                      2,098,514               9.1
_____________
*  Less than 1%

(1)	Includes 842,595 shares issuable upon exercise of options that are currently exercisable or exercisable within sixty days of this statement.

(2)	Includes 260,400 shares issuable upon exercise of options that are currently exercisable or exercisable within sixty days of this statement

(3)	Consists of 115,010 shares issuable upon exercise of options that are currently exercisable or exercisable within sixty days of this statement

(4)	Includes 284,803 shares issuable upon exercise of options that are currently exercisable or exercisable within sixty days of this statement

(5)	Includes 1,763,208 shares issuable upon exercise of options that are currently exercisable or exercisable within sixty days of this statement

Compliance With Section 16(a) of the Securities Exchange Act of 1934

        The Company believes that during 1999 all of its officers, directors and holders of more than 10% of its Common Stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934. In making this disclosure, the Company has relied solely on written representations of its directors, officers and more than 10% holders and on copies of reports that have been filed with the Securities and Exchange Commission.

2. APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors of the Company has selected Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000. A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

        The Board of Directors of the Company recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s auditors.

3. OTHER MATTERS

Stockholder Proposals

        Proposals of stockholders intended to be presented at the Company’s 2001 Annual Meeting of Stockholders must be received by the Company on or prior to December 30, 2000 to be eligible for inclusion in the Company’s Proxy Statement and form of Proxy to be used in connection with such meeting.

Other Business

        At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

Steven E. Dawson
Secretary

Dated: April 28, 2000
RADIO UNICA COMMUNICATIONS CORP.
Annual Meeting of Stockholders June 20, 2000
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking any proxy heretofore given, hereby appoints Joaquin F. Blaya, Steven E. Dawson and Manuel A. Borges, or any of them, proxies of the undersigned, with full power of substitution, with respect to all of the shares of stock of RADIO UNICA COMMUNICATIONS CORP. (“Radio Unica”) which the undersigned is entitled to vote at Radio Unica’s Annual Meeting of Stockholders to be held on Tuesday, June 20, 2000, and at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the reverse side)

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL I AND FOR PROPOSAL II.

              I.      ELECTION OF DIRECTORS: To elect the eight (8) nominees for Director listed below for a term of one year.

FOR all nominees lised below [ ]	WITHHOLD AUTHORITY [ ]
(except as indicated to the)	to vote for all nominees
contrary below)	listed below

        Joaquin F. Blaya, Jose C. Cancela, Leonard S. Coleman Jr., Steven E. Dawson, Richard Dillon, Andrew C. Goldman, Sidney Lapidus, John D. Santoleri.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               II.     Proposal to ratify and approve the appointment of Ernst & Young LLP as independent auditors of Radio Unica for the fiscal year ending December 31, 2000.

FOR [   ] AGAINST [   ] ABSTAIN [    ]

The Board of Directors recommends a vote FOR this Proposal II.

Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report to Stockholders of Radio Unica is hereby acknowledged.

Dated ____________________, 2000

____________________)L.S.)
(Signature of Stockholder)

____________________)L.S.)
(Signature of Stockholder)

_________________________________________________

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.